                                                                   EXHIBIT 10.44

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT, dated as of November 19, 2004, is among Senior Housing Properties Trust, a Maryland real estate investment trust ("SNH"), with a principal place of business at 400 Centre Street, Newton, MA 02458, Five Star Quality Care, Inc., a Maryland corporation ("FVE"), with a principal place of business at 400 Centre Street, Newton, MA 02458, and FSQ/LTA Holdings Inc., a Delaware corporation and a wholly owned subsidiary of FVE ("FSQ/LTA"), with a principal place of business at 400 Centre Street, Newton, MA 02458.

                                     RECITAL

     Pursuant to an Agreement and Plan of Merger dated as of September 23, 2004 (the "AGREEMENT"), by and among FVE, FVE Acquisition Inc. ("SUB"), and LTA Holdings, Inc. ("LTA"), Sub was merged with and into LTA and LTA changed its corporate name to FSQ/LTA Holdings Inc. Capitalized terms used in this Loan Agreement and not defined herein have the meanings given therefor in the Agreement.

     In connection with the Merger and pursuant to a letter agreement dated September 23, 2004 (the "LETTER"), SNH loaned Sub the principal amount of $117,000,000, evidenced by a promissory note dated November 17, 2004 (the "ORIGINAL NOTE").

     In connection with the Agreement, SNH (directly or through one or more subsidiaries) agreed to purchase the Company Facilities and associated real property ("FACILITIES") as described in the Letter immediately after the Closing. Pursuant to the Original Note, contemporaneously with the sale of those Facilities, the unpaid principal together with accrued interest was to be prepaid.

     FSQ/LTA desires to retain the Facilities listed on Exhibit A.

                                    AGREEMENT

     NOW, THEREFORE, it is agreed:

     1.1 PURCHASE. Notwithstanding the obligation of SNH to purchase the Facilities pursuant to the Letter, SNH will not purchase the Facilities listed on Exhibit A immediately after the Closing and those Facilities will be retained by FSQ/LTA.

     1.2 ORIGINAL NOTE, NEW NOTE, MORTGAGE. Because FSQ/LTA will retain the Facilities listed on Exhibit A, the Original Note will be prepaid only to the extent of the proceeds of the sale of the Facilities purchased by SNH and the remaining principal balance of $16,849,000 will be paid by issuance of FSQ/LTA's and FVE's joint and several promissory note in the form of Exhibit B ("NEW NOTE"). The obligations of FSQ/LTA and FVE under the New Note will be guaranteed by FSQ/LTA's wholly-owned subsidiaries, Morningside of Decatur, L.P., Morningside of Greenwood, L.P., Morningside of Belmont, LLC and Morningside of Springfield, LLC and by FVE's wholly-owned subsidiary, FSQ Villa at Riverwood Business Trust, which guaranty will be in the form of Exhibit D and secured by mortgages on real property owned by each of the guarantors.

     1.3 SUBSEQUENT PURCHASE. At any time on or before May 2, 2005, at the request of FSQ/LTA, SNH (directly or through one or more subsidiaries) will enter into a sale-leaseback transaction with respect to one or more of the Facilities listed on Exhibit A for the applicable purchase price set forth on Exhibit A and otherwise on substantially the same terms and conditions as the purchase and lease of the other Facilities.

     1.4 EXPENSES. FVE and FSQ/LTA, jointly and severally, agree to pay on demand and upon receipt of an invoice therefor, all out-of-pocket expenses of SNH arising in connection with the enforcement of its rights under this Agreement, including the reasonable fees and expenses of counsel.

     1.5 CONSENT TO AMENDMENTS. This Agreement may not be amended without the written consent of each of SNH, FVE and FSQ/LTA.

     1.6 ENTIRE AGREEMENT. This Agreement and the New Note embody the entire agreement and understanding between SNH, FVE and FSQ/LTA and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

     1.7 SUCCESSORS AND ASSIGNS. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of such party; provided neither FVE nor FSQ/LTA may delegate the performance of any of its obligations hereunder.

     1.8 NOTICES. All notices and other written communications provided for hereunder shall be given in writing and delivered in person or sent by recognized overnight delivery service (with charges prepaid) to the address set forth for any of SNH, FVE or FSQ/LTA in the Preamble.

     1.9 DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     1.10 GOVERNING LAW. THIS AGREEMENT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

     1.11 ARBITRATION. SNH or FVE and FSQ/LTA (FVE and FSQ/LTA, for purposes of this Section 1.11, being referred to individually and collectively as "FVE") may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration. Any such arbitration shall be conducted in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

     In the event SNH or FVE shall elect to submit any such dispute to arbitration hereunder, SNH and FVE shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years' recent professional experience in the general subject matter of the dispute. Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty
(30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator. If either SNH or FVE shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator. If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years' recent professional experience as to the subject matter in question. The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between SNH and FVE, unless the arbitrators decide otherwise. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

     The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to SNH and one to FVE. A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

     1.12 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     1.13 NON-LIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING SNH, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "SENIOR HOUSING PROPERTIES TRUST " REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SNH SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SNH. ALL PERSONS DEALING WITH LENDER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SNH FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                            [SIGNATURE PAGE FOLLOWS]

     EXECUTED under seal as of the date first above written.

                               Senior Housing Properties Trust

                               By:  /s/ John R. Hoadley
                                    --------------------------------------------
                                    Name: John R. Hoadley
                                    Title: Treasurer and Chief Financial Officer

                               FSQ/LTA Holdings Inc.

                               By:  /s/ Bruce J. Mackey Jr.
                                    --------------------------------------------
                                    Name: Bruce J. Mackey, Jr.
                                    Title: Treasurer and Chief Financial Officer

                               Five Star Quality Care, Inc.

                               By:  /s/ Bruce J. Mackey Jr.
                                    --------------------------------------------
                                    Name: Bruce J. Mackey, Jr.
                                    Title: Treasurer and Chief Financial Officer

                                    EXHIBIT A

                FACILITIES                                        PURCHASE PRICE
     ----------------------------------------------------------   --------------
1.   Morningside of Decatur, Decatur, AL                          $    2,684,000
2.   Morningside of Greenwood, Greenwood, SC                      $    2,901,000
3.   Morningside of Belmont, Nashville, TN                        $    8,143,000
4.   Morningside of Springfield, Springfield, TN                  $    3,121,000

                                    EXHIBIT B


                        JOINT AND SEVERAL PROMISSORY NOTE

$16,849,000                                                    November 19, 2004
                                                           Boston, Massachusetts

     FOR VALUE RECEIVED, FSQ/LTA HOLDINGS INC., a Delaware corporation and FIVE STAR QUALITY CARE, INC., a Maryland corporation (each a "MAKER" and collectively, "MAKERS"), by this promissory note (this "NOTE"), hereby jointly and severally promise unconditionally to pay to SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust ("LENDER"), or order, on May 2, 2005 (the "MATURITY DATE"), unless sooner paid or payable as herein provided, the principal sum of Sixteen Million, Eight Hundred Forty-Nine Thousand Dollars ($16,849,000), or so much thereof as shall be advanced and remain unpaid hereunder, and to pay interest on the principal sum remaining unpaid hereunder from time to time from the date hereof until the principal shall have been paid in full.

     1.     BASE INTEREST; TERMS OF PAYMENT.

            (a) The unpaid principal balance hereof shall bear interest ("BASE INTEREST") from the date of this Note until paid at the Base Interest Rate (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in SECTION 10). All such interest shall be calculated on the basis of a 360-day year consisting of twelve (12) equal 30-day months, with partial months calculated on the basis of the actual number of days elapsed.

            (b) Base Interest shall be due and payable on the Maturity Date or if sooner, on the date of prepayment pursuant to SECTION 4 or on acceleration.

     2. LATE FEE. If any payment required to be made to Lender hereunder shall not be paid within ten (10) days after the date the same becomes due, Makers shall, at the election of Lender, pay to Lender, in addition to all other amounts payable hereunder and not as a penalty but as the agreed cost to Lender resulting from such delay, a "late fee" equal to five percent (5%) of such overdue amount.

     3. DEFAULT RATE. From and after the occurrence and during the continuance of an Event of Default, all amounts due and unpaid hereunder shall, to the extent permitted by law, bear interest until paid, at the Default Rate; such interest shall be calculated on the basis of a 360-day year consisting of twelve equal 30-day months, with partial months calculated on the basis of the actual number of days elapsed.

     4. PREPAYMENT. The unpaid principal of this Note, together with interest accrued thereon, may be prepaid in whole or part, at any time or from time to time, without payment of any prepayment fee, penalty or cost.

     5. IMPOSTS. Makers shall pay principal, interest and other amounts under, and in accordance with the terms of, this Note, free and clear of, and without deduction for, any and all present and future taxes, levies, imposts, deductions, charges, withholdings, and all liabilities with respect thereto, excluding income and franchise taxes payable by Lender to the United States of America or any political subdivision thereof. In addition, Makers shall pay any federal, state or local taxes on the acquisition of this Note by Lender and any stamp or other taxes levied by any jurisdiction on the execution, delivery, registration, performance and enforcement of this Note.

     6. PLACE AND MANNER OF PAYMENT. All payments of principal, interest and other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall be made to such account of Lender within the continental United States of America as Lender shall from time to time designate by notice to Makers not less than one (1) business day in advance, in lawful money of the United States of America, in immediately available Federal funds.

     7. COLLECTION OF COSTS. Should the indebtedness evidenced by this Note or any part thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Makers agree to pay, upon demand by Lender, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and reasonable attorneys' fees and other reasonable collection charges, unless prohibited by law.

     8. EVENTS OF DEFAULT. If any of the following events (each, an "EVENT OF DEFAULT") shall have occurred:

            (a) Makers fail to pay any principal of or interest on this Note when and as the same shall become due and payable, whether at the Maturity Date, upon prepayment pursuant to SECTION 4, by acceleration or otherwise; or

            (b) either Maker is generally not paying its debts as such debts become due or admits in writing that it is not able to pay its debts as such debts become due or otherwise becomes insolvent; or files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction; or makes an assignment for the benefit of its creditors; or consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property; or

            (c) there is a default under the Second Amended and Restated Lease Agreement dated as of November 19, 2004 among the parties identified as landlord therein and Five Star Quality Care Trust; or

            (d) a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation, dissolution or winding up of either Maker or for the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property to take advantage of any bankruptcy or insolvency law of any jurisdiction is filed against either Maker without its consent or other acquiescence and such petition is not dismissed within 60 days;then the entire unpaid principal of this Note, together with interest and other amounts, if any, due hereon, shall in the case of clause (c) or (d) above, or may at Lender's option in the case of clause (a) above, become immediately due and payable (if not previously due and payable), without presentation, protest or notice of any kind.

     9. WAIVER BY MAKER. To the fullest extent permitted by applicable law, Makers hereby absolutely and irrevocably waive presentment, demand, notice, protest, and all other demands, notices and suretyship defenses generally, in connection with the delivery, acceptance, performance, default or enforcement of or under this Note.

     10. DEFINITIONS. For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this section shall have the meanings assigned to them in this section and include the plural as well as the singular, (b) all references in this Note to designated "Sections" and other subdivisions are to the designated Sections and other subdivisions of this Note, and (d) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Note as a whole and not to any particular Section or other subdivision.

            (a)     "BASE INTEREST RATE" shall mean nine percent (9%) per annum.

            (b) "DEFAULT RATE" shall mean the lesser of eighteen percent (18%) per annum and the maximum rate permitted under applicable law.

            (d)     "EVENT OF DEFAULT" shall have the meaning given such term in
SECTION 8 of this Note.

            (e) "MATURITY DATE" shall have the meaning given such term in the first paragraph of this Note.

     11. RIGHTS OF LENDER. The rights and remedies of Lender shall be cumulative and concurrent, and may be pursued singly, successively, or together in any order against Makers, all at the sole discretion of Lender. None of the provisions hereof, and none of the rights or remedies of Lender hereunder on account of any past or future defaults, shall be deemed to have been waived by Lender's acceptance of any past due amount or by any indulgence granted by Lender.

     12. NOTICES. All notices and other communications which by any provision of this Note are required or permitted to be given shall be given in writing and shall be sent by express mail, postage prepaid, by recognized courier service or personally delivered to the receiving party. All such notices and communications shall be mailed, sent or delivered as follows:

            (a) If to either Maker:
                   400 Centre Street
                   Newton, MA 02458

            (b) If to Lender:
                   400 Centre Street
                   Newton, MA 02458

or to such other person(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other party.

     13. RELATIONSHIP. Notwithstanding any provision of this Note regarding the determination and payment of amounts due and payable hereunder, it is expressly understood and agreed by Makers and Lender that the relationship between Makers on the one hand and Lender on the other hand shall be solely that of debtor to creditor and not that of joint venturers, partners, tenants in common or joint tenants.

     14. LIMITATION ON INTEREST. All agreements between Makers and Lender contained herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Note, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the principal of this Note exceed the maximum permissible under applicable law, the benefit of which may be asserted by Makers as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Lender should ever receive as interest under this Note, such an excessive amount, then, IPSO FACTO, the amount which would be excessive interest shall be first prorated, spread and allocated, to the fullest extent permitted by law, to such period and principal as will cause such amount to conform to and comply with applicable law, and the balance, if any, shall be applied to the reduction of the principal of this Note and not to the payment of interest. This provision shall control every other provision of this Note and all other agreements and instruments between Makers and Lender relative hereto.

     15. HOLDER. As used herein, the term "Lender" shall mean, in addition to the initial payee hereof, each person from time to time who is an endorsee of this Note or the bearer, if this Note is at the time payable to bearer.

     16. GOVERNING LAW. Except as to matters regarding the internal affairs of Lender and issues of or limitations on any personal liability of the shareholders and trustees of Lender for obligations of Lender, as to which the laws of the State of Maryland shall govern, this Note shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (a) where this Note is executed or delivered; or (b) where any payment or other performance required by this Note is made or required to be made; or (c) where any breach of any provision of this Note occurs, or any cause of action otherwise accrues; or (d) where any action or other proceeding is instituted or pending; or (e) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (f) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or (g) any combination of the foregoing.

     To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to the provisions of this Note may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

     17.    ARBITRATION. Lender or Maker(s) (each Maker, for purposes of this
Section 17, being referred to individually and collectively as "Maker") may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration. Any such arbitration shall be conducted in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

     In the event Lender or Maker shall elect to submit any such dispute to arbitration hereunder, Lender and Maker shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years' recent professional experience in the general subject matter of the dispute. Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty
(30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator. If either Lender or Maker shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator. If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years' recent professional experience as to the subject matter in question. The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between Lender and Maker, unless the arbitrators decide otherwise. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

     The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to Lender and one to Maker. A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

     18. NON-LIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING LENDER, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "SENIOR HOUSING PROPERTIES TRUST " REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF LENDER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LENDER. ALL PERSONS DEALING WITH LENDER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF LENDER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                       SIGNATURES FOLLOW ON THE NEXT PAGE

WITNESS the execution hereof under seal as of the date above first written.

                               FSQ/LTA HOLDINGS INC.

                               By:
                                    --------------------------------------------
                                    Name: Bruce J. Mackey, Jr.
                                    Title: Treasurer and Chief Financial Officer

                               FIVE STAR QUALITY CARE, INC.

                               By:
                                    --------------------------------------------
                                    Name: Bruce J. Mackey, Jr.
                                    Title: Treasurer and Chief Financial Officer

                                    EXHIBIT C

                               SUBSIDIARY GUARANTY

     GUARANTY AGREEMENT (this "AGREEMENT"), dated November 19, 2004, is executed and delivered by Morningside of Decatur, L.P., Morningside of Greenwood, L.P., Morningside of Belmont, LLC, Morningside of Springfield, LLC and FSQ Villa at Riverwood Business Trust (each a "GUARANTOR" and collectively, the "GUARANTORS"), in favor of Senior Housing Properties Trust ("SNH").

                                    RECITAL:

     Five Star Quality Care, Inc. and its wholly-owned subsidiary, FSQ/LTA Holdings Inc. (each a "BORROWER" and collectively, the "BORROWERS"), have entered into a Loan Agreement dated November 19, 2004 with SNH pursuant to which the Borrowers have agreed to issue their joint and several promissory note due May 2, 2005 in the original principal amount of $16,849,000 (the "NOTE"). Each Guarantor is a direct or indirect subsidiary of a Borrower.

     It is a condition of the Loan Agreement that the Guarantors enter into this Agreement. Each Guarantor has determined that the Borrowers entering into the Loan Agreement will directly or indirectly inure to the benefit of such Guarantor, is in such Guarantor's best interest and in furtherance of such Guarantor's business and is necessary and convenient to the conduct of such business.

     Each Guarantor is contemporaneously granting SNH a mortgage of its real property to secure performance of its obligations under this Agreement.

     NOW, THEREFORE, each Guarantor agrees, jointly and severally:

     2. GUARANTY. Each Guarantor, jointly and severally with each other Guarantor, unconditionally guaranties all obligations of the Borrowers under the Note, whether now existing or hereafter incurred or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including (a) all principal and interest (including any interest on the Note which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company or would have accrued but for the application of provisions of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith ("BANKRUPTCY CODE"); (b) all other amounts (including any fees or expenses) payable by the Borrowers under the Note or the Loan Agreement and (c) any renewals, refinancings or extensions of any of the foregoing (collectively, the "OBLIGATIONS"), when due and at the place specified therefor. This guaranty by each Guarantor is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrowers of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that SNH first attempt to collect any of the Obligations from the Borrowers or any other Guarantor or resort to any security or other means of obtaining payment of any of the Obligations which SNH now has or may acquire after the date hereof, or upon any other contingency whatsoever, and the obligations of each Guarantor hereunder shall not be subject to any counterclaim, setoff, recoupment or defense based upon any claim such Guarantor may have against SNH, the Borrowers or any other Guarantor. Upon any default by the Borrowers in the full and punctual payment and performance of the Obligations or any part thereof, the Guarantors will promptly pay or cause to be paid to SNH, the amount of such Obligations which is then due and payable. Payments by the Guarantors hereunder may be required to be made on any number of occasions.

     3. GUARANTOR'S FURTHER AGREEMENTS TO PAY. Each Guarantor further agrees, jointly and severally with each other Guarantor, as principal Guarantor and not as guarantor only, to pay to SNH forthwith upon demand, in lawful currency of the United States of America and in funds immediately available to SNH, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by SNH in connection with the enforcement of this Agreement, together with interest on amounts recoverable under this Agreement from the time such amounts become due until payment at the interest rate then in effect under the Note.

     4. FREEDOM TO DEAL WITH THE COMPANY AND GUARANTORS. SNH shall be at liberty, without giving notice to or obtaining the assent of any Guarantor and without relieving any Guarantor of any liability hereunder, to deal with the Borrowers and any other Guarantor in such manner as SNH in its sole discretion deems fit, and to this end each Guarantor gives to SNH full authority in its sole discretion to do any or all of the following things: (a) vary the terms and grant extensions or renewals or waivers or other indulgences in respect of or consent to the amendment of any of the terms of the Note, (b) vary, release, exchange or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or other guaranty or other means of obtaining payment of any of the Obligations which SNH now has or acquires after the date hereof, (c) accept partial payments from the Borrowers, (d) release or discharge wholly or partially, the Borrowers, or either of them, or any other Guarantor, and (e) compromise or make any settlement or other arrangement with the Borrowers or any other Guarantor.

     5. UNENFORCEABILITY OF OBLIGATIONS AGAINST THE BORROWERS OR OTHER GUARANTORS. If for any reason either of the Borrowers has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the moneys payable on the Obligations have become irrecoverable from the Borrowers or any other Guarantor, by operation of law or for any other reason, this Agreement shall nevertheless be binding on each Guarantor.

     6. WAIVERS BY GUARANTOR. Each Guarantor waives notice of acceptance hereof, notice of any action taken or omitted by SNH in reliance hereon, and any requirement that SNH be diligent or prompt in making demands hereunder, giving notice of any default by the Borrowers, or asserting any other right of SNH hereunder. Each Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available in respect of its obligations under this Agreement whether by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or otherwise.

     7. NO CONTEST; SUBORDINATION. So long as any Obligations remain unpaid or undischarged, and notwithstanding any other provision of this Agreement, no Guarantor will, by paying any sum hereunder (whether or not demanded by SNH) or by any means or on any other ground, claim any setoff or counterclaim or contribution against either of the Borrowers or any other Guarantor, or, in proceedings under the Bankruptcy Code or insolvency proceedings, or of any nature, prove in competition with SNH in respect of any payment or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrowers or any other Guarantor, or the benefit of any other security for any obligation of the Borrowers or any other Guarantor which, now or hereafter, such Guarantor may hold or in which it may have a share.

     Each Guarantor hereby agrees that all liabilities, obligations and indebtedness now or hereafter owed by either of the Borrowers or any other Guarantor to such Guarantor and that any security

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and mortgage interests which secure such liabilities, obligations, and indebtedness, and all rights, remedies, powers, privileges and discretions of such Guarantor in and to any collateral security now or hereafter granted by either of the Borrowers or any other Guarantor to secure such liabilities, obligations, and indebtedness are and shall be subject and subordinate to the Obligations and to the rights, remedies, powers, privileges and discretions of SNH under the Note and the Loan Agreement.

     8. PREFERENCES; REVIVAL. To the extent that any payment on or proceeds applied to the Obligations is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations of each Guarantor under this Agreement which would otherwise have been satisfied thereby shall be revived and continue in full force and effect as if such payment or proceeds had never been received by SNH. The provisions of this SECTION 7 shall survive the termination of this Agreement.

     9. AMENDMENTS, WAIVERS, ETC. No provision of this Agreement can be changed, waived, discharged, or terminated except by an instrument in writing signed by SNH and the Guarantors expressly referring to the provision of this Agreement to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any obligation of the Guarantors under this Agreement which is not expressly dealt with therein. No course of dealing or delay or omission on the part of SNH in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

     10.    MISCELLANEOUS.

     10A.   TERMINATION, ETC. This Agreement shall continue in effect, and the obligations of the Guarantors hereunder shall not terminate or be released, until each of the following shall have occurred: (i) SNH has received, and been allowed to retain, payment in full of all amounts due on the Obligations, and
(ii) there shall have lapsed or been released by the passage of time or otherwise, any right of the Borrowers, any Guarantor or any other person to rescind, set aside or void any such payment for any reason.

     10B.   SUCCESSORS AND ASSIGNS. All covenants and other agreements herein by or on behalf of the Guarantors shall bind their respective successors and assigns, whether so expressed or not, and all such covenants and agreements, and all other rights of SNH shall inure to the benefit of their successors and assigns, provided no Guarantor shall have any right to assign its obligations under this Agreement.

     10C.   DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     10D.   GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

     10E. CONSENT TO JURISDICTION AND SERVICE; WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY ABSOLUTELY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND OF ANY FEDERAL COURT LOCATED IN SAID JURISDICTION IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS BROUGHT AGAINST IT BY ANY HOLDER ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF

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ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT.
EACH GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH ACTION OR PROCEEDING, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (A) IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, (B) IT IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ITS PROPERTY, (C) ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, OR (D) THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY ANY SUCH COURT. IN ANY SUCH ACTION OR PROCEEDING, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY ABSOLUTELY AND IRREVOCABLY WAIVES TRIAL BY JURY AND PERSONAL IN HAND SERVICE OF ANY SUMMONS, COMPLAINT, DECLARATION OR OTHER PROCESS AND HEREBY ABSOLUTELY AND IRREVOCABLY AGREES THAT THE SERVICE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO IT AT ITS ADDRESS SET FORTH IN OR FURNISHED PURSUANT TO THE PROVISIONS OF THIS AGREEMENT, OR BY ANY OTHER MANNER PROVIDED BY LAW. ANYTHING HEREINBEFORE TO THE CONTRARY NOTWITHSTANDING, ANY HOLDER MAY SUE ANY GUARANTOR IN ANY OTHER APPROPRIATE JURISDICTION AND ANY PARTY MAY SUE ANY OTHER PARTY ON A JUDGMENT RENDERED BY ANY COURT PURSUANT TO THE PROVISIONS OF THE FIRST SENTENCE OF THIS SECTION 10E IN THE COURTS OF ANY COUNTRY, STATE OF THE UNITED STATES OR PLACE WHERE SUCH OTHER PARTY OR ANY OF ITS PROPERTY OR ASSETS MAY BE FOUND OR IN ANY OTHER APPROPRIATE JURISDICTION.

     10F.   SEVERABILITY. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

     10G.   NOTICES. All notices and other written communications as provided for hereunder shall be given in writing and delivered in person by a recognized overnight delivery service (with charges payable by the sender) and (i) if to SNH, addressed to it at 400 Centre Street, Newton, MA 02458, or at such other address as SNH shall have specified to the Guarantors in writing and (iii) if to any Guarantor, addressed to it at 400 Centre Street, Newton, MA 02458 or at such other address as such Guarantor shall specify to SNH in writing.

     10H.   REMEDIES CUMULATIVE. The rights and remedies of SNH herein provided or provided under any other agreement or instrument, or otherwise available, are cumulative, and are in addition to and not exclusive of, any rights and remedies provided by law.

     10I.   SPECIFIC PERFORMANCE. Each Guarantor agrees that its obligations and the rights of SNH hereunder may be enforced by specific performance hereof and thereof and by temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by SNH that it would

                                       C-4
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otherwise suffer irreparable harm, and Guarantor hereby consents to the issuance of such specific and injunctive relief.

     10J.   CONTRIBUTION. If at any time there is more than one Guarantor, the
Guarantors hereby agree, among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below) of the Excess Payment (as defined below) in respect of such Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this
SECTION 10J shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Guaranty, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all such obligations. For purposes of this SECTION 10J, (i) "Excess Funding Guarantor" shall mean, in respect of any Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Obligations, (ii) "Excess Payment" shall mean, in respect of any Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Obligations and (iii) "Pro Rata Share" shall mean, for any Guarantor, the ratio (expressed as a percentage) of (x) the present fair saleable value of the real property with respect to which such Guarantor has given SNH a mortgage to secure such Guarantor's obligations hereunder to (y) the amount by which the aggregate fair saleable value of all the real property of all of the Guarantors with respect to which the Guarantors have given SNH mortgages to secure the Guarantors' obligations hereunder, all as of the date of this Agreement.

     10K.   ARBITRATION. Any of the Guarantors (each Guarantor, for purposes of this Paragraph 10K, being referred to individually and collectively as "Guarantor") or SNH may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration. Any such arbitration shall be conducted in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

     In the event Guarantor or SNH shall elect to submit any such dispute to arbitration hereunder, Guarantor and SNH shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years' recent professional experience in the general subject matter of the dispute. Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty
(30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator. If either Guarantor or SNH shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator. If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years' recent professional experience as to the subject matter in question. The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between Guarantor and SNH, unless the arbitrators decide otherwise. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

     The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered

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to Guarantor and one to SNH. A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

     10L.   NON-LIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING
SNH, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "SENIOR HOUSING PROPERTIES TRUST " REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SNH SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LENDER. ALL PERSONS DEALING WITH SNH, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SNH FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

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

     IN WITNESS WHEREOF, each Guarantor has caused this Agreement to be executed under seal as of the date first above written.

                         Morningside of Decator, L.P.
                         By: Lifetrust America, Inc.

                         By:
                              --------------------------------------------------
                              Name: Bruce J. Mackey, Jr.
                              Title: Treasurer and Chief Financial Officer

                         Morningside of Greenwood, L.P.
                         By: Lifetrust America, Inc.

                         By:
                              --------------------------------------------------
                              Name: Bruce J. Mackey, Jr.
                              Title: Treasurer and Chief Financial Officer

                         Morningside of Belmont, LLC

                         By:
                              --------------------------------------------------
                              Name: Bruce J. Mackey, Jr.
                              Title: Treasurer and Chief Financial Officer

                         Morningside of Springfield, LLC

                         By:
                              --------------------------------------------------
                              Name: Bruce J. Mackey, Jr.
                              Title: Treasurer and Chief Financial Officer

                         FSQ Villa at Riverwood Business Trust

                         By:
                              --------------------------------------------------
                              Name: Bruce J. Mackey, Jr.
                              Title: Treasurer and Chief Financial Officer

                                       C-7